AETNA SERIES FUND, INC.

                         Supplement dated May 7, 2001

THE INFORMATION BELOW AMENDS THE INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION ("STATEMENT") FOR AETNA SERIES FUND, INC. CLASS A, B, C AND I, DATED MARCH 1, 2001. THIS SUPPLEMENT SHOULD BE READ WITH THE STATEMENT.

The following replaces the section entitled "The Subadvisory Agreement" on
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page 26 of the Statement:
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Aeltus and the Company, on behalf of Technology, have entered into an agreement
(Subadvisory Agreement) with EAM effective March 1, 2000 appointing EAM as subadviser of Technology. EAM is managed by its members, led by Ronald Elijah.

The Subadvisory Agreement gives EAM broad latitude to select securities for Technology consistent with the investment objective and policies of the Fund, subject to Aeltus' oversight. The Agreement contemplates that EAM will be responsible for all aspects of managing Technology, including trade execution. However, the Agreement contemplates that Aeltus will be primarily responsible for cash management.

For the services under the Subadvisory Agreement, EAM will receive an annual fee payable monthly as described in the Class A, B, C and the Class I Prospectuses. Subadvisory fees are allocated to a particular class on the basis of the net assets of that class in relation to the net assets of Technology.

For the period March 1, 2000 through October 31, 2000 Aeltus paid EAM subadvisory fees of $41,718.

P457                                                                  May 2001